SUBSEQUENT EVENTS	2 Months Ended
Apr. 30, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 7 – SUBSEQUENT EVENTS

In accordance with ASC 855, Subsequent Events, the Company has evaluated subsequent events from April 30, 2026 through the date these financial statements were issued.

On May 7, 2026, the Company received net proceeds of $5,997, from a subscription for 60,150 shares of common stock at a purchase price of $0.10 per share. The gross subscription amount was $6,015, and $18 was deducted as a banking or wire fee.

On May 15, 2026, the Company received a one-time initial franchise cooperation fee of $3,000 from its initial franchisee under the Franchise Cooperation Agreement dated May 5, 2026. The Company has not received any other franchise fees, digital store-management fees, service fees or other customer payments.

Except as disclosed above, the Company is not aware of any subsequent events that require recognition or disclosure in these financial statements.